Supplement dated November 23, 1999*
                    to the Prospectus dated November 23, 1999
      of Wells Fargo AdvantageSM Credit Variable Annuity 44224-10 A (11/99)

We are applying for an exemptive order of the Securities and Exchange Commission that would permit us to administer the contract's terms relating to recovery of certain purchase payment credits upon

o    exercise of free look rights,

o    payment of death benefits within twelve months of a purchase payment, or

o payment of benefits due to "Contingent events" within twelve months of a purchase payment in the way described in this Prospectus. There is no assurance that such relief will be granted. Prior to receiving the requested order, the following provisions will apply:

The paragraph under "The Contract in Brief" entitled "Free look period" is deleted in its entirety and replaced with the following paragraph:

         You may return your contract to our office within 10 days after it is delivered to you and receive a full refund of your purchase payments or, if greater, we will refund the contract value less the amount of any purchase payment credits. (See, "Buying Your Contract - Purchase payment credits.")

The following three sections of the prospectus refer to potential reversal of purchase payment credits:

o the section under " Buying Your Contract " entitled "Purchase payment credits;"

o    the section under "Charges" entitled "Waiver of withdrawal charges;" and

o    the section under "Benefits in Case of Death" entitled "Payments."

Each of these sections is modified by adding the following to each section:

         We currently are waiving our contractual right to reverse purchase payment credits applied within twelve months of death or a request for withdrawal charge waiver due to "Contingent events," as defined in the applicable section.




44224-10 A (11/99)
*Valid until further notice.